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                                                        This document contains 6
                                                        pages. The Exhibit Index
                                                        is located on page 4.


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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                             Reported) June 25, 1996

                   ML Revolving Home Equity Loan Trust 1996-1
                   ------------------------------------------
              (Name of Trust issuing ML Revolving Home Equity Loan
                    Asset Backed Certificates, Series 1996-1)


                          MLCC Mortgage Investors, Inc.
                          -----------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                      33-84894               59-3247986
- ----------------------------        ------------         -------------------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
     of Incorporation)              File Number)         Identification No.)


                          MLCC Mortgage Investors, Inc.
                            4802 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484
                           Attention: General Counsel
                          -----------------------------
                         (Address of Principal Executive
                              Offices and Zip Code)

       Registrant's telephone number, including area code (904) 928-6000
                                                          --------------

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Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

     The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

     Exhibit No.                            Description
     -----------                            -----------

         19.1                          Servicing Certificate and
                                       Statement to Certificateholders for
                                       ML Revolving Home Equity Loan
                                       Asset Backed Certificates,
                                       Series 1996-1, for the June 25,
                                       1996 distribution pursuant to
                                       Sections 4.01 and 5.03 of the
                                       Pooling and Servicing Agreement
                                       among Merrill Lynch Credit
                                       Corporation, as Servicer, MLCC
                                       Mortgage Investors, Inc., as
                                       Seller, and Bankers Trust
                                       Company of California,
                                       N.A., as Trustee, dated as of April 1,
                                       1996.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Merrill Lynch Credit Corporation, as Servicer and on behalf of the registrant, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MERRILL LYNCH CREDIT
                                            CORPORATION, as Servicer
                                            and on behalf of MLCC
                                            MORTGAGE INVESTORS, INC.

                                       By:  /s/ Steven T. Hardy
                                            -------------------------------
                                            Name:  Steven T. Hardy
                                            Title: Vice President and
                                                   Controller

Dated:         6/25/96
       ----------------------


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
                                  Exhibit Index
                                  -------------
Exhibit No.                                                           Page
- -----------                                                           ----

    19.1             Servicing Certificate and Statement to
                     Certificateholders for ML Revolving Home
                     Equity Loan Asset Backed Certificates,
                     Series 1996-1                                     5


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